EXHIBIT INDEX


                                    GPU, INC.


                          PENNSYLVANIA ELECTRIC COMPANY
               EMPLOYEE SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES






Consent of Independent Accountant                                   Exhibit 23



Report on Audits of Financial Statements                            Exhibit 28
   for the Years Ended December 31, 1997
   and 1996